Exhibit 99.906Cert

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. 1350

In connection with the report on Form N-Q for the quarter ended March 31, 2015 of Priority Income Fund, Inc., as filed with the Securities and Exchange Commission on the date hereof, I, M. Grier Eliasek, the Chief Executive Officer of the registrant, hereby certify, to the best of my knowledge, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: May 13, 2015

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. 1350

In connection with the report on Form N-Q for the quarter ended March 31, 2015 of Priority Income Fund, Inc., as filed with the Securities and Exchange Commission on the date hereof, I, Frank V. Saracino, the Chief Financial Officer of the registrant, hereby certify, to the best of my knowledge, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: May 13, 2015